                                                                        CELLNET
                                                                   DATA SYSTEMS
February 5, 1997


Dear Britton:

     Pursuant to the terms of that certain Agreement between Axonn Corporation ("Axonn") and CellNet Data Systems, Inc. (formerly Domestic Automation Company) ("CellNet") dated August 21, 1992, as amended (the "Agreement"; capitalized terms used herein and not defined shall have the meanings assigned such terms in the Agreement), CellNet desires to sublicense its rights under Section 2 of the Agreement to the following entities for the UDS MARKET.

 General Electric Company      Process Systems, Inc.    Metretek, Inc.
 ABB Power T&D Company, Inc.   Siemens, Inc.            Honeywell, Inc.
 Landis & Gyr, Inc.            American Meter Company   Fisher-Pierce
 Schlumberger, Inc.            Badger Meter, Inc.

     Section 2 [c] of the Agreement requires Axonn's approval of the foregoing SUBLICENSEES.

     CellNet acknowledges and agrees that notwithstanding any terms in any Endpoint Product License Agreement between CellNet and any SUBLICENSEE, all of the terms of the Agreement remain in full force and effect, subject to the terms of this letter agreement. In particular, CellNet agrees that the indemnification terms, choice of law and jurisdiction provisions of the Agreement remain unaffected as between Axonn and CellNet. The 50 square mile minimum operating coverage area shall also be maintained as part of the definition of the "CellNet System."

     Axonn acknowledges and agrees that notwithstanding the confidentiality provisions of Section 8 of the Agreement, CellNet has the right to disclose to its SUBLICENSEES, pursuant to appropriate non-disclosure agreements, the source code for transmit-only endpoint devices, the object code for the MASTER and SLAVE processors and COMM processor, and the source code for the HOST processor contained within the receiver/transceiver. CellNet shall not, however, sublicense Axonn's DSP RF technology or patents, except that CellNet may offer for sale completed digital and RF subassemblies for the DSP transceiver, under the terms of the Agreement.

     In regards to section 9 [a] of the Agreement concerning patent marking, for SUBLICENSEES only, the attached list of patents will supersede those listed in Exhibit 1 of the Agreement.

     I appreciate your signing the enclosed copy of this letter and returning it to me to indicate Axonn's approval of the foregoing SUBLICENSEEE and the foregoing terms.

                                   Very truly yours,


                                   /s/ROBERT A. HAYES
                                   Robert A. Hayes


APPROVED, ACCEPTED AND AGREED;
AXONN CORPORATION

By: /s/ H. BRITTON SANFORD
   --------------------------------

Name: H. Britton Sanford
     ------------------------------

Title: President
      -----------------------------












176 SHOREWAY ROAD
SAN CARLOS, CA 94070
TEL 415.508.6000
FAX 415.502.0800

                                                              FEBRUARY 3, 1997

APPLICABLE RECEIVER PATENT NUMBERS (NON-DSP)

-------------------------------------------------------------------------------
 PATENT NUMBER                      INVENTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 5,067,136        Wireless Alarm - ASK, Impulse Noise Reject,
                  Spectral Enrichment (CIP of Parent)

 5,095,493        Wireless Alarm - Two Step Algorithm Chip Code
                  Synchronizer (Div. of Parent)

 5,457,713        Spread Spectrum Alignment Repositioning Method
                  (Parent)

 PCT/US95/02690   Spread Spectrum Alignment Repositioning Method
                  (PCT of Parent)

 08/487,523       Wireless Alarm System Continuation
-------------------------------------------------------------------------------


If used in a transceiver application, also include:


-------------------------------------------------------------------------------
 PATENT NUMBER                      INVENTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 4,977,577         Wireless Alarm System - Spread Spectrum
                   Modulator (Parent)

 08/769,138        Power spectral Density Techniques
-------------------------------------------------------------------------------


NOTE

This list will be updated from time to time as pending patents become issued, when international filings grant, and as divisional/continuation/continuation-in-part patents become pending.














ATTACHMENT TO LETTER AGREEMENT OF FEBRUARY 5, 1997

                                                              FEBRUARY 3, 1997

APPLICABLE TRANSMIT-ONLY PATENT NUMBERS (NON-DSP)

-------------------------------------------------------------------------------
 PATENT NUMBER                      INVENTION
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 TOMMs
 -----

 4,977,577         Wireless Alarm - Spread Spectrum Modulator (Parent)

 5,067,136         Wireless Alarm - ASK, Impulse Noise Reject,
                   Spectral Enrichment (CIP of Parent)

 08/487,523        Wireless Alarm System (Continuation)

 5,265,120         Binary Phase Shift Keying Modulation (CIP of Parent)

 08/560,304        Binary Phase Shift Keying Modulation and or
                   Frequency Multiplier (Continuation)

 5,457,713         Spread Spectrum Alignment Repositioning Method (Parent)

 5,408,217         Secure Fire/Security/Sensor Transmitter System (Parent)

 PCT/US95/04731    Secure Fire/Security/Sensor Transmitter System
                   (PCT/CIP of Parent)

 08/769,138        Power Spectral Density Techniques
-------------------------------------------------------------------------------


NOTE

This list will be updated from time to time as pending patents become issued, when international filings grant, and as divisional/continuation/continuation-in-part patents become pending.










ATTACHMENT TO LETTER AGREEMENT OF FEBRUARY 5, 1997